Security Income Fund
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated October 18, 2004,
To Prospectus Dated February 1, 2004

As disclosed in the Prospectus, the Security Capital Preservation Series (the "Fund") invests all of its assets in a master portfolio, the PreservationPlus Income Portfolio ("Portfolio"), which has the same investment objective as the Fund. The Board of Trustees of the Portfolio recently approved: (i) a change of the Portfolio's investment objective and strategies whereby the Portfolio will no longer invest in Wrapper Agreements in an attempt to stabilize its net asset value per share; (ii) opening the Portfolio to new retail investors; and (iii) the designation of a new portfolio manager to manage a portion of the assets of the Portfolio.

At a recent meeting of the Board of Directors ("Board") of the Security Income Fund, the Board determined that continued investment of the Fund's assets in the Portfolio is in the best interest of the Fund and its shareholders, and approved corresponding changes to the Fund. Accordingly, the Fund's Prospectus is hereby supplemented and amended as follows:

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Fund's Objective

The Board of the Fund has approved a change to the Fund's investment objective, to be effective on or about November 17, 2004. The Fund's new investment objective will be to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. Although the Fund will seek to maintain a high degree of stability of shareholders' capital, it will not seek to maintain a constant share price. Accordingly, once the changes described in this prospectus supplement are completed, the Fund's share price will fluctuate. The Fund's objective is not a fundamental policy and may be changed by the Board at any time.

Principal Investment Strategies; Investment Process; and Principal Investments

The Fund will continue to invest all of its assets in the Portfolio, which will have the same investment objective as the Fund. Accordingly, references to the Fund investing in particular types of securities or asset classes are actually references to what is done by the underlying Portfolio.

To effect this change in the Fund's investment objective, effective on or about October 18, 2004, the Fund will no longer enter into Wrapper Agreements in an attempt to stabilize its net asset value per share. On or before November 16, 2004, the Fund will give appropriate notice of termination of its existing Wrapper Agreements and will seek to continue to maintain a stable net asset value per share, although there can be no assurance that the Fund's net asset value per share will not fluctuate. On October 18, 2004, the Fund's net asset value per share calculated without reference to Wrapper Agreements was above $10 for Class A shares, Class B shares and Class C shares. Investors should note, however, that there is no guarantee that the Fund's net asset value per share will not fluctuate, upward or downward.

Effective on or about November 17, 2004, the Fund will invest, under normal market conditions, at least 65% of its net assets, plus any borrowings for investment purposes, in fixed income securities rated, at the time of purchase, within the top four long-term rating categories (i.e., BBB-/Baa3 or above) by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined by DeAM, Inc. to be of similar quality). The Fund will invest in securities of varying maturities and seek to maintain an average portfolio duration of 1 to 4.5 years.

The Fund will continue to invest in a diversified portfolio of investment grade fixed income securities, including:

  US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the instrumentality;

  US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities;

  US dollar-denominated asset-backed securities issued by domestic or foreign entities;

  Mortgage pass-through securities issued by governmental and non-governmental issuers;

  Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities;

  Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond; and

  Short-term investments, including money market mutual funds. The Fund will invest in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by DeAM, Inc. to be of similar quality.

The Fund will continue to gain exposure to high yield debt securities (commonly known as "junk bonds") by investing up to 10% of its assets in lower-rated securities rated in the fifth and sixth long-term rating categories by an NRSRO (or, if unrated, determined by DeAM, Inc. to be of similar quality) but will not make additional investments in the Scudder High Income Plus Fund ("High Income Plus"), an affiliate of the Portfolio. The Fund will commence a process of redeeming in kind all of its holdings in High Income Plus and may temporarily hold directly securities rated lower than B (or, if unrated, determined by DeAM, Inc. to be of similar quality) if necessary to permit an orderly disposition of the securities received as a result of its redemption in kind from High Income Plus.

The Fund will continue to utilize the global asset allocation and the temporary defensive position strategies outlined in the Prospectus, and generally will continue to follow the investment process described in the prospectus except that the Fund will no longer enter into Wrapper Agreements. Similarly, the Fund will continue to be subject to all of the investment risks outlined in the prospectus, except that the Fund will no longer be subject to the risks associated with the use of Wrapper Agreements.

The Fund's net asset value per share will fluctuate based on changes in the market value of the securities it holds.

Effective on or about November 17, 2004, all references to Wrapper Agreements in the Prospectus are deleted.

Who Should Consider Investing in the Fund?

The section of the Prospectus entitled "Who Should Consider Investing in the Fund?" is deleted. However, investors should note that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Fund.

Past Performance

The following is added at the end of the section of the Prospectus entitled "Past Performance:"

Effective on or about November 17, 2004, investors should note that the performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. In addition, the Fund will compare its performance to the Lehman 1-3 Year Government/Credit Index, which is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US government agency securities, US government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The Fund will no longer compare its performance to the iMoneyNet First Tier Retail Money Funds Average, because it no longer has the objective of maintaining a stable net asset value per share. Similarly, it will no longer compare its performance to the Wrapped Lehman Intermediate Aggregate Income Index, a custom benchmark which includes investment in a book value wrapper agreement, because it will no longer use Wrapper Agreements to maintain a stable net asset value per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, effective on or about November 17, 2004.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A Shares[1]	Class B Shares[2]	Class C Shares[3]
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	3.5%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	5% during the first year, decreasing to 0% in the sixth and following years	1%
Maximum Redemption Charge[4]	None	None	None
[1]Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales charge; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

[2]Class B shares convert tax-free to Class A shares automatically after eight years.

3A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

[4]Previously, the Fund had a redemption charge of 2% which was eliminated as of October 18, 2004 in connection with the change in the investment objective of the Fund to permit shareholders to redeem from the Fund without penalty. The Fund's Board of Directors may determine at a future date that it is appropriate to reinstate a similar redemption fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses[3]	Total Waivers and Reductions[4]	Total Annual Fund Operating Expenses With Waivers or Reductions[5]
Class A	0.70%	0.25%	0.29%	1.24%	0.28%	0.96%
Class B	0.70%	0.75%	0.29%	1.74%	0.28%	1.46%
Class C	0.70%	0.50%	0.29%	1.49%	0.28%	1.21%
[1]The Fund does not directly pay a management fee. However, the Portfolio pays a management fee to its investment adviser, DeAM, Inc.

[2]"Other Expenses" have been restated to reflect current fees effective on or about November 17, 2004.

[3]Information on the annual Fund operating expenses reflects the expenses of both the Fund and the Portfolio.

4DeAM, Inc. has contractually agreed to limit the Portfolio's total expenses to 0.48% until February 1, 2006. This undertaking currently results in an estimated waiver/reimbursement of fees and expenses (after restatement to reflect current expenses) equal to 0.28% of the Portfolio's average daily net assets, although the amount of the waiver or reimbursement may vary over time due to fluctuations in asset levels or expenses, or for other reasons.

5In addition to the waiver/reimbursement agreed to by DeAM, Inc. with respect to the Portfolio, Security Management Company, LLC ("SMC"), the Fund's Administrator, has agreed that if the total annual expenses of the Fund, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and Rule 12b-1 fees, but inclusive of its own fee, exceeds 1.50%, SMC will contribute to the Fund an amount and/or waive its fee as may be necessary to insure that the total annual expenses do not exceed such amount.

Example

This Example is intended to help you compare the cost of investing in the Fund (as reflected in the above tables) with the cost of investing in other mutual funds, after the Fund has effected the changes discussed above.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period.

	1 Year	3 Years	5 Years	10 Years
Class A	$445	$645	$862	$1,487
Class B	649	762	997	1,611
Class C	223	384	665	1,466

You would pay the following expenses if you did not redeem your shares.

	1 Year	3 Years	5 Years	10 Years
Class A	$445	$645	$862	$1,487
Class B	149	462	797	1,611
Class C	123	384	665	1,466

Management of the Fund - Other Services

Effective on or about November 17, 2004, the feeder fund management and administrative services fee that the Fund pays SMC will be lowered from an annual rate of 0.20% of its average daily net assets, calculated daily and payable monthly, to 0.05% of its average daily net assets, calculated daily and payable monthly.

Management of the Portfolio - Portfolio Managers

Effective October 18, 2004, Andrew Cestone will manage the Portfolio's assets invested in high yield securities. Mr. Cestone is a Managing Director of DeAM, Inc. and the lead manager of High Income Plus and Scudder High Income Fund. He joined DeAM, Inc. in 1998. John D. Axtell, Eric Kirsch, Sean P. McCaffrey and Robert Wang will continue to be responsible for the day-to-day management of the remainder of the Portfolio's assets.

Buying Shares

Until approximately November 17, 2004, the Fund will continue to be closed to new Retail Accounts, as described in the Supplement dated June 4, 2004, to the Prospectus and will be completely closed to additional investment through IRA accounts. Until approximately November 17, 2004, no new IRA accounts may be established in the Fund and no existing IRA account owners may make additional investments in the Fund.

Effective on or about November 17, 2004, all classes of the Fund's shares will be available for purchase by all investors who meet the minimum investment and other requirements to purchase Fund shares, as discussed in the Prospectus. The Fund reserves the right to reject any purchase order.

Selling Shares

Effective immediately, the third paragraph in the section of the Prospectus entitled "Selling Shares" is deleted, as are the discussions in that section entitled "Interest Rate Trigger", "Qualified TSA Redemptions", "Qualified IRA Redemptions" and "Qualified Plan Redemptions". In addition, effective on or about November 17, the following information supplements and amends the discussion under "Selling Shares":

By Telephone  — If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Fund requires that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an Individual Retirement Account ("IRA") or 403(b)(7) account by telephone.

By Broker  — You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

Dividends and Distributions

The section of the Prospectus titled "Dividends and Distributions" is replaced with the following section:

Dividends and Taxes

Since the Fund's net asset value will fluctuate, the Fund will no longer follow a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions. The Fund will continue to accrue income dividends daily and pay them monthly.

Your dividends and distributions will be reinvested in shares of the Fund unless you notify the Fund otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions  — Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. This rate does not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

  Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Your share of interest earned by the Fund from bonds and other debt securities will be taxed at ordinary income rates. The Fund has "short-term capital gains" when it sells assets within 12 months after buying it. Your share of the Fund's net short term capital gains will also be taxed at ordinary income rates.

The Fund has "long-term capital gains" when it sells a security that it has owned for more than 12 months. Distributions designated by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares. The Fund expects that its distributions will consist primarily of ordinary income.

Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

Taxes on Sales or Exchanges  — You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The section above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

Backup Withholding  — As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

New Tax Legislation  — Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. See the SAI for more information about the new legislation, particularly as to matters concerning distributions of short-term capital gains to foreign shareholders and estate taxes imposed upon foreign shareholders.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

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Investors should retain this Supplement for future reference.

SECURITY INCOME FUND

Security Capital Preservation Series

Supplement dated October 18, 2004 to
Statement of Additional Information dated February 1, 2004, as amended ("SAI")

As disclosed in the SAI, the Security Capital Preservation Series (the "Fund") invests all of its assets in a master portfolio, the PreservationPlus Income Portfolio ("Portfolio"), a series of the Scudder Investment Portfolios, a New York master trust fund, which has the same investment objective as the Fund. The Board of Trustees of the Portfolio (the "Portfolio Trustees") recently approved: (i) a change of the Portfolio's investment objectives and strategies whereby the Portfolio will no longer invest in Wrapper Agreements in an attempt to stabilize its net asset value per share; (ii) a reduction in the investment advisory fees paid by the Portfolio; (iii) opening the Portfolio to new retail investors; and (iv) the designation of a new portfolio manager to manage a portion of the assets of the Portfolio.

At a recent meeting of the Board of Directors ("Board") of the Security Income Fund, the Board determined that continued investment of the Fund's assets in the Portfolio is in the best interest of the Fund and its shareholders, and approved corresponding changes to the Fund. Accordingly, the Fund's SAI is hereby supplemented and amended as follows:

* * * * *

The Board of the Fund has approved a change to the Fund's investment objective, to be effective on or about November 17, 2004. To effect this change in the Fund's investment objective, effective on or about November 17, 2004, the Fund will no longer enter into Wrapper Agreements in an attempt to stabilize its net asset value per share. As a consequence, effective on or about November 17, 2004, all references to Wrapper Agreements in the SAI are deleted.

How to Purchase and How to Redeem Shares

Effective on or about November 17, 2004, all classes of the Fund's shares will be available for purchase by all retail investors who meet the minimum investment and other requirements to purchase Fund shares, as discussed in the Prospectus.

Administrator

Effective on or about November 17, 2004, the feeder fund management and administrative services fee that the Fund pays SMC will be lowered from an annual rate of 0.20% of its average daily net assets, calculated daily and payable monthly, to 0.05% of its average daily net assets, calculated daily and payable monthly. SMC will continue to render the same feeder fund management and administrative services to the Fund.

Taxation of Shareholders

The section of the SAI titled "Taxation of Shareholders" is replaced with the following section:

Dividends and Taxes

The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Assuming that the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if the Fund was unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally will be higher and as a result, distributions paid by the Fund with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the investment manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

The Fund will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends generally do not qualify for the dividends-received deduction for corporations.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on its stock, the Fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Upon redemption, sale or exchange of Fund shares, shareholders will realize gain or loss depending upon the shareholders' basis in their shares. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders at the same rates as ordinary income. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

The fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share NAV of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which the Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected.

The requirements applicable to the Fund's qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount  — If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount  — Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales  — Under certain circumstances the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, if certain conditions are met.

Foreign Taxation  — Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

New Tax Legislation  — Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly.

Similarly, a RIC that earns an excess of net short-term capital gains over net long-term capital losses, which excess would not be subject to U.S. tax if earned by a foreign person, generally may, to the extent of such excess, designate a dividend it pays as derived from such excess. A foreign person who is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had realized the excess directly.

The new law also provides that the estate of a foreign decedent is exempt from U.S. estate tax on a transfer of stock in the RIC in the proportion that the assets held by the RIC are debt obligations, deposits, or other property that will generally be treated as situated outside the United States if held directly by the estate.

The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. With respect to the treatment of a RIC for estate tax purposes, the new law applies to estates of decedents dying after December 31, 2004 and before January 1, 2008.

Other Taxes  — The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of the Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Performance Information

Effective on or about November 17, 2004, investors should note that the performance of the Fund shown in this section of the SAI was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses.

Miscellaneous

Effective on or about November 17, 2004, investors should refer to the Prospectus as amended by the Supplement to the Prospectus dated October 17, 2004 (the "October Supplement") for additional information regarding changes to the Fund's investment objective and related changes. To the extent that information in the October Supplement differs with information contained in the SAI, investors should defer to the October Supplement.

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Investors should retain this Supplement for future reference.